UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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JMP Group LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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600 Montgomery Street, Suite 1100

San Francisco, CA 94111

April 28, 2021

Dear Shareholder:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of JMP Group LLC (the “Company”), which will be held on Thursday, June 10, 2021, at 11:00 A.M. Pacific Time. The Annual Meeting will take place at our corporate headquarters at 600 Montgomery Street, Suite 1100, San Francisco, CA 94111. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the Annual Meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes in advance in a press release available on our website http://investor.jmpg.com/investor-relations and filed as additional proxy materials, and as otherwise required by applicable state law.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	To elect nine (9) directors to serve until our subsequent annual meeting.

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal year 2021.

3.	To conduct any other business that properly comes before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

All holders of record of common shares of JMP Group LLC at the close of business on Tuesday, April 20, 2021, will be entitled to vote at our Annual Meeting.

Your vote is very important to us and your shares should be represented and voted, whether or not you plan to personally attend the Annual Meeting. To ensure that your vote is counted at the meeting, please mark, sign, date and return the enclosed proxy card in the envelope provided or vote via the Internet as promptly as possible. Shareholders attending the Annual Meeting may vote in person even if they have previously returned proxy cards or voted via the Internet. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy from such broker, bank or other nominee.

Sincerely,

Joseph A. Jolson

Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE PROMPTY SUBMIT YOUR VOTE BY INTERNET OR MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Thursday, June 10, 2021: The Proxy Statement, the Form of Proxy Card, Notice of Annual Meeting and the 2020 Annual Report to Shareholders are available electronically at http://investor.jmpg.com/annual-proxy.cfm.

JMP Group LLC

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

NOTICE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS

Time & Date:	11:00 A.M. Pacific Time on Thursday, June 10, 2021

Location:	600 Montgomery Street, Suite 1100, San Francisco, CA 94111

Purposes of the Meeting:	1.	To elect nine (9) directors to serve until our subsequent annual meeting.

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal year 2021.

3.	To conduct any other business that properly comes before the meeting and any postponements or adjournments of the meeting.

* We currently intend to hold the Annual Meeting in person. However, as a result of the public health and travel concerns that our shareholders may have due to COVID-19, we may announce alternative arrangements for the Annual Meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes in advance in a press release available on our website http://investor.jmpg.com/investor-relations and filed as additional proxy materials, and as otherwise required by applicable state law.

Who Can Vote:

Shareholders at the close of business on Tuesday, April 20, 2021, the date which has been fixed by the Board of Directors of the Company as the record date, are entitled to notice of, and to vote at the meeting and any adjournments of that meeting.

How You Can Vote:

You may vote in one of three ways: (1) by ballot in person at the Annual Meeting; (2) by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope; or (3) via the Internet by visiting www.proxyvote.com and following the instructions for voting.

Who May Attend:

Only persons with evidence of share ownership or who are guests of the Company may attend the Annual Meeting. Photo identification will be required (a driver’s license or passport is preferred). If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement confirming that you were the beneficial owner of those shares at the close of business on April 20, 2021. If you do not have proof that you own shares, you will not be admitted to the Annual Meeting.

Inspection of List of Shareholders of Record:

A list of the shareholders of record as of April 20, 2021 will be available for inspection during ordinary business hours at our principal executive office at 600 Montgomery Street, Suite 1100, San Francisco, California 94111, from Monday, May 31, 2021 to Thursday, June 10, 2021.

Additional Information:	Additional information regarding the matters to be acted on at the Annual Meeting is included in the accompanying proxy statement.

By Order of the Board of Directors,

Secretary

San Francisco, CA

April 28, 2021

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE TO DO SO, AND YOUR PROXY IS REVOCABLE AT YOUR OPTION BEFORE IT IS EXERCISED.

TABLE OF CONTENTS

Page

INTRODUCTION	1
QUESTIONS AND ANSWERS	1
PROPOSAL 1 ELECTION OF DIRECTORS	5
Composition of the Board	5
Leadership Structure of the Board	5
Independence of Non-Employee Directors	5
Selection of Directors	6
Nominees for Election as Directors	8
Required Vote and Directors’ Recommendation	10
The Board of Directors and Its Committees	11
The Role of the Board of Directors in the Oversight of Risk	12
Executive Officers	12
Executive Officers and Director Compensation	13
Summary Compensation Table	13
Compensation Related to Performance in 2019 and 2020	14
2020 Deferred Compensation	16
Equity Awards	16
Outstanding Equity Awards as of December 31, 2020	16
Non-Qualified Deferred Compensation	16
Potential Payments Upon Termination or Change in Control	17
Compensation of Directors	17
Audit Committee Report	19
Security Ownership of Certain Beneficial Owners and Management	20
Equity Compensation Plan Information	22
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	23
Related Party Transactions	23
Transactions with Our Directors and Executive Officers	23
Transactions with Our Affiliates	23
Review and Approval of Transactions with Related Persons	24
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
Change in Independent Registered Public Accounting Firm	26
Audit and Non-Audit Fees	27
Audit Committee Pre-Approval of Audit and Non-Audit Services	27
Required Vote and Directors’ Recommendation	27
OTHER MATTERS	28
Delinquent Section 16(a) Reports	28
Incorporation by Reference	28
Shareholder Proposals for 2022 Annual Meeting of Shareholders	28
Code of Business Conduct and Ethics	29
Reporting of Concerns Regarding Accounting and Other Matters	29
Householding	29
Communicating with the Board of Directors, the Lead Director or with the Non-Management Members as a Group	29
Other Matters	29

-i-

JMP Group LLC

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

PROXY STATEMENT

2021 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, JUNE 10, 2021

INTRODUCTION

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies by the Board of Directors of JMP Group LLC, a Delaware limited liability company (which we refer to as “JMP,” the “Company,” “we,” “our” or “us” and which includes, as applicable, our predecessor corporation, JMP Group Inc.), to be used at our 2021 annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, June 10, 2021, at 11:00 A.M. Pacific Time at our principal executive offices, the address of which is featured above, and at any adjournments or postponements thereof. We currently intend to hold the Annual Meeting in person. However, as a result of the public health and travel concerns that our shareholders may have due to COVID-19, we may announce alternative arrangements for the Annual Meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes in advance in a press release available on our website http://investor.jmpg.com/investor-relations and filed as additional proxy materials, and as otherwise required by applicable state law.

The approximate date on which a copy of our 2020 Annual Report, this Proxy Statement and the accompanying proxy card are first being mailed to shareholders is May 3, 2021.

QUESTIONS AND ANSWERS

What is the purpose of the Annual Meeting?

You are invited to attend the Annual Meeting to consider and vote on the following proposals:

1.	To elect nine (9) directors to serve until our subsequent annual meeting.

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal year 2021.

3.	To conduct any other business that properly comes before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The close of business on Tuesday, April 20, 2021 has been fixed by the Board of Directors of the Company (the “Board of Directors” or the “Board”) as the record date for determining the holders of shares representing limited liability company interests (the “Common Shares”) entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to attend and vote at the Annual Meeting. The only class of shares that is currently outstanding and that can be voted at the Annual Meeting is our Common Shares. Each outstanding Common Share is entitled to one vote on each matter that comes before the Annual Meeting, and the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote will constitute a quorum at the Annual Meeting. We do not have cumulative voting, and there are no appraisal or dissenters’ rights associated with any of the matters we have scheduled for a vote at the Annual Meeting. Withheld votes, abstentions and “broker non-votes” are treated as present for quorum purposes.

At the close of business on the record date, there were 19,852,493 Common Shares outstanding held by 33 shareholders of record. Those shares represented by the proxies received, properly marked, dated, executed and not revoked will be considered present at the Annual Meeting.

How do I vote?

You may vote by ballot in person at the Annual Meeting. If you are a “street name” shareholder, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares of record, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting. Alternatively, you may vote by using any of the following methods:

•

By the Internet—You may vote by proxy via the Internet by visiting www.proxyvote.com and following the instructions on the webpage. You may use the Internet to vote at any time until 11:59 P.M. Eastern Time, on June 9, 2021.

•

By Mail—You may vote by completing, signing and dating the proxy card and returning it in the provided postage-paid envelope. If you are a shareholder of record, and the postage-paid envelope is missing, please mail your completed proxy card to JMP Group LLC c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

How does the Board of Directors recommend I vote on the proposals?

The Board of Directors recommends that you vote:

•	Proposal 1—FOR the election of each of the nine (9) director nominees.

•	Proposal 2—FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal year 2021.

What if I do not specify how my shares are to be voted?

For shares directly registered in the name of the shareholder, if a properly executed proxy is provided, but no instruction is given with respect to any or all proposals to be acted upon at the Annual Meeting, your proxy will be voted “FOR ALL” the director nominees named in Proposal 1 of this Proxy Statement and “FOR” Proposal 2.

At present we do not expect any other matter to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Annual Meeting for action, it is intended that our Common Shares represented by proxies will be voted by the persons named as proxies on the proxy card in accordance with their discretion on such matters.

For shares registered in the name of a broker, bank, or other nominee, with respect to shares for which voting instructions are not provided that are registered in the name of organizations that are not governed by New York Stock Exchange (“NYSE”) Rule 452, those shares will not be voted at the meeting because such organizations do not have discretionary voting power. With respect to shares registered in the name of brokerage firms that are governed by NYSE Rule 452, if you do not furnish voting instructions to such brokerage firms, one of two things can happen depending upon whether or not a proposal is “routine.” Under NYSE Rule 452, brokerage firms have discretion to cast votes on “routine” matters, such as the ratification of the appointment of independent registered public accounting firms, without receiving voting instructions from their clients. Brokerage firms are not permitted, however, to cast votes on “non-routine” matters, such as the election of directors, without such voting instructions.

How can I attend the Annual Meeting in person?

All shareholders must bring an acceptable form of identification, such as a driver’s license or a passport, to attend our Annual Meeting in person.

If your shares are held beneficially in “street name” and you plan to attend the Annual Meeting, you will need to obtain and present a copy of your brokerage account statement (which you can obtain from your broker) reflecting your ownership of our Common Shares at the close of business on April 20, 2021 to be admitted to the Annual Meeting.

Please note: No cameras, recording equipment or other electronic devices will be permitted at the Annual Meeting.

What happens if a change to the annual meeting is necessary due to COVID-19?

We are sensitive to public health and travel risks and concerns related to COVID-19, and may announce alternative arrangements for the Annual Meeting, including holding the Annual Meeting solely by means of remote communication. If we take this step, we will announce the changes in advance by press release available on our website http://investor.jmpg.com/investor-relations and filed as additional proxy materials, and as otherwise required by applicable state law. A meeting held solely by remote means will have no impact on shareholders’ ability to provide their proxy by using the internet or telephone or by completing, signing, dating and mailing their proxy card as discussed herein. As always, we encourage you to vote your shares prior to the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, the American Stock Transfer & Trust Co., you are considered, with respect to those shares, the “shareholder of record.” The Notice of Annual Meeting, this Proxy Statement and our 2020 Annual Report have been sent directly to you.

If your Common Shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Annual Meeting, this Proxy Statement and our 2020 Annual Report have been forwarded (or otherwise made available) to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

Can I change my vote after I submit my proxy card?

Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	signing and returning another proxy card with a later date; or

•	giving written notice of revocation to our Secretary prior to or at the Annual Meeting; or

•	attending and voting at the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking your properly executed proxy unless you follow one of the revocation procedures referenced above. Any written notice revoking a proxy should be sent to our Secretary at 600 Montgomery Street, Suite 1100, San Francisco, CA 94111 and must be received before voting is closed at the Annual Meeting, unless such written notice will be given to our Secretary at the Annual Meeting.

What are “broker non-votes”?

“Broker non-votes” occur when a broker or nominee holding shares for a beneficial owner in “street name” does not vote on a particular matter because it does not have discretionary authority to vote and it has not received voting instructions from the beneficial owner. Under the rules of the NYSE, brokers that have not received voting instructions from their customers may vote their customers’ shares in the brokers’ discretion on the proposal regarding the ratification of the appointment of our independent registered public accounting firm because this is a “routine” matter under NYSE Rule 452. Brokers that have not received voting instructions from their customers may not vote their customers’ shares in the brokers’ discretion on the proposals regarding the election of directors. Organizations that are not governed by NYSE Rule 452 do not have discretionary voting power and may not vote their clients’ shares on any proposals set forth in the accompanying Notice of Annual Meeting and this Proxy Statement or any other matters that may be brought before the Annual Meeting without voting instructions from their clients.

How many votes are required to approve the proposals?

The required votes to approve each proposal are as follows:

•

Proposal 1—a plurality of the votes cast is required for the election of directors. This means that the nine (9) director nominees receiving the greatest number of “FOR” votes will be elected to the Board of Directors. You may vote “FOR ALL”, “WITHHOLD ALL”, or “FOR ALL EXCEPT” with respect to the election of directors. Only votes “FOR” are counted in determining whether a plurality has been cast in favor of a director. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

•

Proposal 2—the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting is required for the ratification of the appointment of our independent registered public accounting firm for fiscal year 2021. You may vote “FOR”, “AGAINST”, or “ABSTAIN” with respect to the ratification of the appointment of our independent registered public accounting firm. Abstentions, while included for purposes of attaining a quorum, will not be voted on Proposal 2 and therefore will have the same effect as a vote against Proposal 2. Broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

Who will count the votes?

We have retained Broadridge Financial Solutions to receive and tabulate the votes in connection with our Annual Meeting. Our Secretary will utilize such tabulations and serve as our election inspector who will certify the election results and perform any other acts required by the Delaware Limited Liability Company Act.

What is a quorum, and how is it determined?

For business to be properly conducted and the vote of shareholders to be valid at the Annual Meeting, a quorum must be present. The presence, in person or by proxy, of the holders of a majority of our Common Shares issued and outstanding as of the record date is necessary to constitute a quorum at the Annual Meeting. Common shares represented at the Annual Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Who pays for the cost of this proxy solicitation?

This proxy solicitation by our Board of Directors will be conducted by mail, and we will bear all associated costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of our Common Shares. We may conduct further solicitation personally, telephonically, by facsimile or by electronic or other means of communication through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Where can I find more information?

A copy of our 2020 Annual Report is enclosed with this Proxy Statement and is available on the Internet at http://investor.jmpg.com/annual-proxy.cfm. In addition, we are required to file annual, quarterly and current reports, proxy statements and other information required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the SEC. Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

In addition, we maintain a public website at www.jmpg.com and make available free of charge through our website, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and Forms 3, 4 and 5 filed on behalf of directors and executive officers and any amendments to those reports filed or furnished pursuant to the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Also posted on our website are charters for our Board of Directors’ Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, as well as our Corporate Governance Guidelines, our Code of Business Conduct and Ethics governing our directors, officers and employees and other related materials. The information on our website is not part of this Proxy Statement.

If you have any further questions about voting your shares or attending the Annual Meeting, please contact Andrew Palmer, Director of Investor Relations at 415-835-8978 and apalmer@jmpg.com.

PROPOSAL 1
ELECTION OF DIRECTORS

Composition of the Board

Our Board of Directors presently consists of ten members: Joseph A. Jolson, our Chief Executive Officer and Chairman, Craig R. Johnson, our Vice Chairman, Carter D. Mack, Mark L. Lehmann, Kenneth M. Karmin, our Lead Director, Glenn H. Tongue, H. Mark Lunenburg, David M. DiPietro, Jonathan M. Orszag, and Staci Slaughter. Our directors are elected annually for a one-year term expiring at the annual meeting of shareholders in the following year. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal. Mr. DiPietro has notified the Board of Directors that he will not stand for re-election at the annual meeting and therefore Mr. DiPietro’s tenure on the Board of Directors will end on the date of the Company’s 2021 annual meeting. Mr. DiPietro’s decision not to run for re-election was not in connection with any disagreement with the Company, the Board, management or any other matter relating to the Company’s operations, policies, or practices. If any director listed in this Proxy Statement does not stand for re-election, his or her successor or replacement will stand for re-election at our next annual meeting of shareholders in 2022.

Leadership Structure of the Board

Mr. Jolson has served in the combined roles of Chairman and Chief Executive Officer since 2004. One of our outside directors, Mr. Karmin, has been appointed as Lead Director (and Presiding Director for purposes of NYSE rules) with responsibilities as set forth in the Company’s Corporate Governance Guidelines available in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com. These duties include, as appropriate, chairing executive sessions of the Board, serving as the principal liaison between the Chairman and the independent directors, approving information sent to the Board, approving meeting agendas and schedules for the Board, and ensuring that he is available for consultation and direct communication with shareholders, if requested. The Lead Director also has the authority to call meetings of the independent directors.

We believe that Mr. Jolson’s dual roles as Chairman and Chief Executive Officer are in the best interest of the Company and its shareholders as such structure results in a unified leadership and a cohesive strategic vision for the Company. As a founder, and with his long history in the industries in which we operate and deep involvement in the operations of the Company, we believe Mr. Jolson is uniquely positioned to identify and recommend to the Board strategic initiatives in light of Company culture and opportunities. In addition, we believe the role given to the Lead Director helps ensure a strong independent and active Board. We believe the oversight provided by the Company’s outside directors, the Board committees and the coordinated efforts between management and the independent directors help balance growth and risk management and the development of the Company’s strategic plans and operations.

Independence of Non-Employee Directors

Each of our Board of Directors and Corporate Governance and Nominating Committee has analyzed the independence of each nominee for the Board of Directors and has determined that each of Messrs. Karmin, Tongue, Lunenburg, Orszag, and Ms. Slaughter is “independent,” as defined in Section 303A of the NYSE Listed Company Manual and within the meaning of our director independence standards (detailed below). In addition, our Board of Directors and Corporate Governance and Nominating Committee have each determined that each member of the Audit Committee is “independent” under the SEC’s audit committee independence standards and that each member of our Compensation Committee is “independent” under the SEC’s compensation committee independence standards and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

To be considered “independent” within the meaning of our director independence standards, a director must be determined by resolution of our Board of Directors as a whole, after due deliberation, to have no material relationship with the Company other than as a director. In each case, our Board of Directors shall broadly consider all relevant facts and circumstances and shall apply the following standards:

1.

A director who is an employee or whose immediate family member is an executive officer of the Company or any of its subsidiaries is not “independent” until three years after the end of such employment relationship;

2.

A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company or any of its subsidiaries, other than director and Board committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three years after he or she ceases to receive more than $120,000 per year in such compensation;

3.

A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or any of its subsidiaries is not “independent” until three years after the end of the affiliation or the employment relationship;

4.

A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s or any of its subsidiaries’ present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship;

5.

A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company (which does not include charitable entities) that makes payments to, or receives payments from, the Company or any of its subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold; and

6.

Any director that has a material relationship with the Company shall not be independent. Any relationship not required to be disclosed pursuant to Item 404 of Regulation S-K shall be presumptively not material. For relationships not covered by the preceding sentence, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the Board of Directors. We would disclose in our next proxy statement the basis for any Board determination that a relationship is immaterial despite the fact that it does not meet the categorical standards of immateriality set forth above.

In addition to the categorical standards discussed above, our Corporate Governance and Nominating Committee and the Board of Directors have considered certain relationships between each independent director and us, and in particular the following types of relationships: (i) brokerage, investment banking and investment management relationships between us and any independent director, their family members and entities with which any of them are affiliated or in which any of them are significantly invested, (ii) employment relationships with family members of our independent directors, (iii) relationships between us and any third-party vendor that is affiliated with any independent director or any of their family members or in which any of them are significantly invested and (iv) relationships with Marcum LLP, our independent registered public accounting firm.

In making its independence determination regarding Messrs. Karmin, Tongue, Lunenburg, and Orszag and Ms. Slaughter, the Board of Directors considered certain transactions, relationships and arrangements, including, among other things, investment by directors in certain investment funds managed by affiliates of the Company. These transactions, relationships and arrangements were considered to be within the applicable categorical independence standards discussed above.

Selection of Directors

Shareholder Recommendations and Nominations for Membership on our Board of Directors

The policy of our Corporate Governance and Nominating Committee is to consider properly submitted shareholder recommendations for candidates for membership on the Board of Directors as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such recommendations, the Corporate Governance and Nominating Committee will address the membership criteria set forth under “Director Qualifications.” Any shareholder recommendations proposed for consideration by the Corporate Governance and Nominating Committee should include the nominee’s name and qualifications for membership on the Board of Directors and should be addressed to:

JMP Group LLC

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

Attn: Walter Conroy, Secretary

In addition to shareholder recommendations of candidates for membership on the Board of Directors, a shareholder may nominate an individual for election to our Board of Directors in the manner set forth in, and in accordance with the provisions of, our Amended and Restated Limited Liability Company Agreement of JMP Group LLC, dated as of January 1, 2015 (“LLC Agreement”). Under Section 7.11 of our LLC Agreement, in order for a nomination to be properly brought before the annual meeting of our shareholders to be held in 2022, notice of a nomination must be delivered to our Corporate Secretary not less than 90 days nor more than 120 days prior to (i) the first anniversary of the date on which we first mail our proxy materials for the Annual Meeting, or, (ii) if the date of the annual meeting of our shareholders to be held in 2022 is changed by more than 30 days from the first anniversary date of the Annual Meeting, notice of a nomination must be delivered to the Secretary not later than the close of business on the later of (x) the 90th day prior to such annual meeting or (y) the 10th day following the day on which public announcement of the date of such meeting is first made.

Accordingly, because the first anniversary of the date on which we first mail our proxy materials for the Annual Meeting is May 3, 2022, any such notice of a nomination given by or on behalf of a shareholder pursuant to Section 7.11 of our LLC Agreement must be received no earlier than January 3, 2022 and no later than February 2, 2022 in order to be timely given unless the date of the annual meeting of our shareholders to be held in 2022 is changed by more than 30 days from the first anniversary date of the Annual Meeting.

In any notice of nomination, the nominating shareholder must include a statement in writing setting forth the following:

(i) as to each person the shareholder proposes to nominate for election or re-election as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of such person;

•	the class and number of all shares of each class of our capital stock owned beneficially and of record by the person;

•	the person’s signed consent to serve as a director if elected; and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14(a) of the Exchange Act; and

(ii) as to the shareholder giving the notice, the name and record address of the shareholder, the class and number of all shares of each class of our capital stock owned beneficially and of record by the shareholder, and, if the nominating shareholder’s shares are held beneficially in a stock brokerage account or in the name of a bank or other holder of record, evidence establishing such shareholder’s indirect ownership of shares and entitlement to vote such shares for the election of directors at the annual meeting.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. A copy of our LLC Agreement is included as an exhibit to our Form 8-K12B, filed with the SEC on January 2, 2015. See the information set forth under the heading “Where can I find more information?” above.

Director Qualifications

Our Corporate Governance Guidelines contain membership criteria that apply to nominees for election to our Board of Directors. Under these criteria, members of our Board of Directors should possess certain core competencies, some of which may include broad experience in business, finance or administration, familiarity with national and international business matters, and familiarity with our industry. In addition to having one or more of these core competencies, members of our Board of Directors are identified and considered on the basis of knowledge, experience, integrity, diversity, leadership, reputation, and ability to understand our business.

Further, the Corporate Governance and Nominating Committee considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and financial expertise, experience as a director of a public company, and diversity. The Board considers a number of factors in its evaluation of diversity, including geography, age, and ethnicity. As indicated above, diversity is one factor among many that the Board considers when evaluating director candidates. The Corporate Governance and Nominating Committee monitors its assessment of diversity as part of its annual self-evaluation process. The Corporate Governance and Nominating Committee will reassess the qualifications of a director, including the director’s attendance, involvement at Board and committee meetings and contribution to Board diversity, prior to recommending a director for re-election. Nominees will be screened to ensure each candidate has qualifications which complement the overall core competencies of the Board. The screening process for new nominees includes conducting a background investigation and an independence determination.

Identifying and Evaluating Nominees for Directors

Our Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for directors. Our Corporate Governance and Nominating Committee has the duty of regularly assessing the composition of our Board of Directors, including, but not limited to, the size of our Board of Directors and the diversity, age, skills and experience of individual members in the context of the needs of our Board of Directors. In addition, our Corporate Governance and Nominating Committee also has the duty of identifying individuals qualified to become members of the Board of Directors. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current members of our Board of Directors, professional search firms, shareholders or other persons. These candidates will be evaluated by our Corporate Governance and Nominating Committee and may be considered at any point during the year. Our Corporate Governance and Nominating Committee may review materials provided by professional search firms or other parties to identify, evaluate and recruit potential director nominees who are not proposed by a shareholder. In addition, a professional search firm may be used to make initial contact with potential candidates to assess, among other things, their availability, fit and major strengths.

As described above, our Corporate Governance and Nominating Committee will consider properly submitted shareholder recommendations of candidates for our Board of Directors. Following verification of the shareholder status of persons recommending candidates, recommendations will be aggregated and considered by our Corporate Governance and Nominating Committee. If any materials are provided by a shareholder in connection with the recommendation of a director candidate, such materials will be forwarded to our Corporate Governance and Nominating Committee. Shareholder recommendations that comply with our procedures will receive the same consideration that our Corporate Governance and Nominating Committee nominees receive.

Nominees for Election as Directors

At the Annual Meeting, our shareholders will be asked to elect our nine (9) director nominees set forth below.

All of the nominees currently are members of the Board of Directors, and all of the nominees have been recommended for re-election to the Board of Directors by our Corporate Governance and Nominating Committee and approved and nominated for re-election by the Board of Directors. Set forth below is information as of March 31, 2021 regarding the nominees, which has been confirmed by each of them and approved for inclusion in this Proxy Statement.

Joseph A. Jolson, age 62, co-founded the Company in 1999, and is our Chief Executive Officer, the Chairman of the Board of Directors, and a member of our Executive Committee. Mr. Jolson has served as our Chief Executive Officer since September 1999 and as Chairman of our Board of Directors since August 2004. Additionally, since 1999 Mr. Jolson has served as the Chief Executive Officer of Harvest Capital Strategies LLC. From 1999 until 2015, he was also portfolio manager of hedge fund strategy Harvest Opportunity Partners II, which invested in the financial services, real estate and business services industries. Mr. Jolson has also served as Chairman of the Board of Directors of Harvest Capital Credit Corporation since 2012 and its Chief Executive Officer since 2018. Previously, Mr. Jolson was a Senior Managing Director and Senior Research Analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a Consulting Research Analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. Mr. Jolson was named to Institutional Investor magazine’s All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by The Wall Street Journal in the financial services category in 1996 and 1997. Additionally, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. Mr. Jolson received a MBA degree with distinction from The Wharton School at the University of Pennsylvania and a BA degree from Yale University. The Board believes that Mr. Jolson should serve as a director due to, among other factors, his status as a founder of the Company, his experience in the industries in which we operate and his successful management of the operations and the strategic directives of the Company since inception.

Craig R. Johnson, age 66, joined us in January 2002 and is Vice Chairman of the Company, Chairman of Harvest Capital Strategies LLC, and a member of our Executive Committee. Mr. Johnson has served as a member of our Board of Directors since August 2004, as Vice Chairman of the Company and Chairman of Harvest Capital Strategies LLC since January 2011. Mr. Johnson previously served as President of the Company, from January 2007 to January 2011, and as President of JMP Securities, from January 2002 until January 2007. Mr. Johnson was a founding member of Saw Island Asset Advisors, LLC, an alternative investment firm specializing in hedge fund investments, which was acquired by JMP Asset Management (now Harvest Capital Strategies LLC) in January 2003. Prior to founding Saw Island Asset Advisors, Mr. Johnson spent 20 years, from 1980 through 2000, at Montgomery Securities, now Banc of America Securities, most recently as director of global institutional sales and a member of the firm’s Executive Committee. Mr. Johnson received a BA degree from Stanford University. The Board believes Mr. Johnson should serve as a director due to his experience in the institutional brokerage and investment banking industries and with funds of funds.

Carter D. Mack, age 58, co-founded the Company in 1999 and has served as a member of our Board of Directors since August 2004 and was our President from January 2011 to July 2020. Mr. Mack previously served as Director of Investment Banking and Co-President of JMP Securities from February 2007 to January 2011. Prior to co-founding the Company, Mr. Mack was a Managing Director in the financial services group at Montgomery Securities, now Banc of America Securities, for three years, where he focused on corporate finance and mergers and acquisitions for finance companies, depository institutions and other financial intermediaries. Mr. Mack also spent five years working with financial institutions in the investment banking group at Merrill Lynch, two years in corporate finance at Security Pacific Corp. and three years in strategic planning at Union Bank of California. Mr. Mack received a MBA degree from the UCLA Anderson School of Management and a BA degree from the University of California, Berkeley. The Board believes Mr. Mack should serve as a director due to his status as a founder of the Company and his experience in investment banking, particularly in financial services.

Mark L. Lehmann, age 56, joined us in October 2003. Mr. Lehmann serves as Chief Executive Officer of JMP Securities and as a member of our Executive Committee. Mr. Lehmann has served as a member of our Board of Directors since August 2004. Mr. Lehmann previously served as Director of Equities and Co-President of JMP Securities from February 2007 to January 2011 and as President of JMP Securities from 2011 to July 2020. Previously, Mr. Lehmann was a Managing Director at U.S. Bancorp Piper Jaffray, where he initiated and managed the firm’s middle-market sales effort. He previously served as both the Global Director of Institutional Sales and the Global Director of Equity Research at Banc of America Securities after serving as an institutional salesperson at the firm and its predecessor, Montgomery Securities, for 10 years. Mr. Lehmann was also a founding partner of Baypoint Trading, a provider of trading execution services to investment managers. Mr. Lehmann received a JD degree from the New York University School of Law and a BS degree from the University of Illinois. He is a certified public accountant. The Board believes Mr. Lehmann should serve as a director due to his experience in the institutional brokerage and research industries.

Glenn H. Tongue, age 61, has served as a member of our Board of Directors since August 2007. Mr. Tongue is the General Partner of Deerhaven Capital Management and the sole Portfolio Manager of the Deerhaven Fund. Previously he was a General Partner and Co-Manager of T2 Partners Management from April 2004 to July 2012 and was the co-manager of three private investment partnerships: the Tilson Growth Fund, the Tilson Offshore Fund and the T2 Qualified Fund. Prior to joining T2 Partners, Mr. Tongue spent 17 years working on Wall Street, most recently as an investment banker at UBS, where he was a Managing Director. Previously, Mr. Tongue served as President of DLJdirect, a publicly traded online brokerage firm that was spun out of the investment bank Donaldson, Lufkin & Jenrette in 1999. Mr. Tongue oversaw both DLJdirect’s initial public offering and its eventual sale. Additionally, Mr. Tongue was a Managing Director for 10 years in the investment banking group at Donaldson, Lufkin & Jenrette. Mr. Tongue received a MBA degree with distinction from The Wharton School at the University of Pennsylvania and received a BS degree in Electrical Engineering and Computer Science from Princeton University. The Board believes Mr. Tongue should serve as a director due to his experience in investment banking and investment management.

Kenneth M. Karmin, age 61, has served on the Board of Directors since May 2008. Since 1997, Mr. Karmin has been a principal of High Street Holdings, a diversified investment company, and the Chief Executive Officer of Ortho Mattress Inc., a bedding products company servicing Southern California and select Midwestern cities. From 1993 to 1998, Mr. Karmin served as a managing director at Credit Agricole Futures, SNC in London. Mr. Karmin was also Managing Director of the financial futures and options department in the London offices of Rodman & Renshaw, Inc. prior to the acquisition of the firm’s U.K. branch by Credit Agricole. Mr. Karmin previously worked at Drexel Burnham Lambert Inc. in its institutional financial futures division. Mr. Karmin received an AB degree in Economics from Washington University in St. Louis. The Board believes Mr. Karmin should serve as a director due to his experience in domestic and international investment banking and diversified investment strategies.

H. Mark Lunenburg, age 61, has served on the Board of Directors since March 2009. Mr. Lunenburg is President and Managing Member of Talon Capital, LLC and has held such position since 2002. Talon Capital, LLC was an institutional money management firm founded in 2002 until 2014 focusing on absolute return strategies. Mr. Lunenburg began his investment career at Kemper Corp. in Chicago in 1982, holding various financial analytic and investment research positions. In 1987, he joined the Bass Brothers investment operations in Fort Worth, TX, concentrating in stock research and high-yield credit analysis. From 1990 through April of 2001, Mr. Lunenburg managed funds for Ballentine Capital Management, Inc. in Avon, CT. He currently serves on the Board of Shoreline Biome LLC, a Biotechnology company in Farmington, CT, is the former Chairman of the Board of Connecticut Children’s Medical Center and is an honorary Governor of the Hill-Stead Museum. Mr. Lunenburg graduated from San Diego State University in 1981 with a BS degree in Business Administration and is a Chartered Financial Analyst. The Board believes Mr. Lunenburg should serve as a director due to his experience in investment management and hedge funds.

Jonathan M. Orszag, age 47, has served on the Board of Directors since March 2011. Since 2000, Mr. Orszag has been a senior managing director and member of the executive committee of Compass Lexecon, LLC, an economic consulting firm. In such capacity, Mr. Orszag has conducted economic and financial analysis on a wide range of complex issues in antitrust, regulatory, policy and litigation matters for corporations and public-sector entities in a variety of markets, such as the technology, telecommunications, financial services, media and sports industries. Prior to entering the private sector, Mr. Orszag served as the Assistant to the U.S. Secretary of Commerce and Director of the Office of Policy and Strategic Planning. In this capacity, he was chief policy adviser to the Secretary of Commerce and was responsible for coordinating the development and implementation of policy initiatives, from telecommunications issues to international trade issues. Previously, Mr. Orszag served as an economic policy advisor on President Clinton’s National Economic Council. He received a M.Sc. from Oxford University, which he attended as a Marshall Scholar, and graduated summa cum laude in economics from Princeton University. The Board believes Mr. Orszag should serve as a director due to his experience in economic and public policy matters.

Staci Slaughter, age 54, has served on our Board of Directors since November 2020. Ms. Slaughter is executive vice president, communications, and senior advisor to the CEO of the San Francisco Giants, one of the nation’s premier sports and entertainment franchises. Ms. Slaughter joined the San Francisco Giants in 1996 and oversees the team’s brand image, baseball and corporate messaging, media relations, internal and external communications strategy, and crisis management. She is also responsible for the Giants’ charitable endeavors, including the 100% Player Participation program and the Giants Community Fund. Under her leadership, the Giants were named the 2016 Sports Humanitarian Team of the Year by ESPN. In 2012, Ms. Slaughter received the Robert O. Fishel Award, which is given annually to an active, non-uniformed representative of Major League Baseball for ethics, professionalism and humanitarianism. She was also named a 2012 Game Changer by the Sports Business Journal, which recognizes women in sports who have a major impact on sports business. In 2017, Ms. Slaughter received a Most Influential Women in Business award from the San Francisco Business Times. She holds an undergraduate degree from University of California, Berkeley. The Board believes Ms. Slaughter should serve as a director due to her experience in brand image, corporate messaging, media relations, internal and external communications strategy, and crisis management.

There are no family relationships between any director or executive officer of the Company and any other director or executive officer of the Company.

Required Vote and Directors’ Recommendation

You may vote “FOR ALL”, “WITHHOLD ALL”, or “FOR ALL EXCEPT” with respect to any or all director nominees. The election of directors requires a plurality of the votes cast “FOR” the election of directors by shares present in person or represented by proxy at the Annual Meeting; accordingly, the nine (9) nominees receiving the highest number of votes “FOR” will be elected. Abstentions and broker non-votes, if any, will be excluded entirely from the vote and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF

JOSEPH JOLSON, CRAIG JOHNSON, CARTER MACK, MARK LEHMANN,

GLENN TONGUE, KEN KARMIN, MARK LUNENBURG, JONATHAN ORSZAG AND STACI SLAUGHTER

TO THE BOARD OF DIRECTORS.

The Board of Directors and Its Committees

During 2020, our Board of Directors held seven meetings and acted by written consent three times. Each of our incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during 2020. While we don’t have a formal policy regarding director attendance at annual meetings of shareholders, we encourage our directors to attend such annual meetings. Information about how to communicate with our Board of Directors or any member or committee of the Board of Directors is set forth herein under “Communicating with the Board of Directors, the Lead Director or with the Non-Management Members as a Group.”

Our Board of Directors has the authority to appoint committees to perform certain management and administrative functions. Our Board of Directors has separately designated a standing Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, and from time to time may establish other committees to facilitate the management of our business. Our Board of Directors has adopted a written charter for each of these committees, each of which is available in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com.

Audit Committee. During 2020, our Audit Committee was comprised of four independent directors, Messrs. Karmin, Tongue, Lunenburg and DiPietro. Mr. Karmin is the Chairman of the Audit Committee. Mr. DiPietro has notified the Board of Directors that he will not stand for re-election at the annual meeting and therefore Mr. DiPietro’s tenure on the Board of Directors and the Audit Committee will end on the date of the Company’s 2021 annual meeting. The functions of our Audit Committee include reviewing and supervising our financial controls, appointing our independent registered public accounting firm, reviewing our books and accounts, meeting with our officers regarding our financial controls, acting upon recommendations of our auditors and taking such further actions as our Audit Committee deems necessary to complete an audit of our books and accounts. Each of the members of our Audit Committee at the time of the Annual Meeting will be “independent,” as defined in Section 303A of the NYSE Listed Company Manual and Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has determined that Mr. Karmin is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. Our Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.

During 2020, our Audit Committee met nine times and acted by written consent one time.

Compensation Committee. During 2020, our Compensation Committee was comprised of four independent directors, Messrs. Lunenburg, Tongue, Karmin and Orszag. Mr. Lunenburg is the Chairman of our Compensation Committee. Each of the members of our Compensation Committee at the time of the Annual Meeting will be “independent,” as defined in Section 303A of the NYSE Listed Company Manual. In addition, our Board of Directors has determined that each independent member of our Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. Our Compensation Committee is responsible for reviewing and, as it deems appropriate, recommending to our Board of Directors policies, practices and procedures relating to the compensation of our executive officers and the establishment and administration of employee benefit plans. Our Compensation Committee also advises and consults with our executive officers as may be requested regarding managerial personnel policies.

The Compensation Committee has engaged Korn Ferry, a compensation consulting firm specializing in the financial services industry, from time to time, upon request by Mr. Lunenburg, to advise on matters relating to the compensation of the Chief Executive Officer and other executive officers and to consult on executive and director compensation practices.

During 2020, our Compensation Committee met three times and acted by written consent one time.

Compensation Committee Interlocks and Insider Participation. No member of our Compensation Committee during 2020 was or had previously been an officer or employee of the Company or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. None of our executive officers serves as a member of the board of directors or compensation committee (or body performing equivalent functions) of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Corporate Governance and Nominating Committee. During 2020, our Corporate Governance and Nominating Committee was comprised of four independent directors, Messrs. Tongue, Karmin, DiPietro and Orszag, in compliance with the applicable rules of the NYSE. Mr. DiPietro has notified the Board of Directors that he will not stand for re-election at the annual meeting and therefore Mr. DiPietro’s tenure on the Board of Directors and the Corporate Governance and Nominating Committee will end on the date of the Company’s 2021 annual meeting. Ms. Slaughter was appointed to the Corporate Governance and Nominating Committee in November 2020, but no meetings of the Committee were held after her appointment. Mr. Tongue has been the Chairman of the Corporate Governance and Nominating Committee since July 2010. Each of the members of our Corporate Governance and Nominating Committee at the time of the Annual Meeting will be “independent,” as defined in Section 303A of the NYSE Listed Company Manual. The Corporate Governance and Nominating Committee’s functions include assisting the Board of Directors in identifying qualified individuals to become members of the Board of Directors, determining the composition and compensation of the Board of Directors and its committees, conducting annual reviews of each director’s independence and making recommendations to the Board of Directors based on its findings, recommending to the Board of Directors the director nominees for the annual meeting of shareholders, establishing and monitoring a process of assessing the Board of Directors’ effectiveness, advising the Board on possible candidates to fill executive officer positions, and overseeing compliance with our Corporate Governance Guidelines. Our Corporate Governance Guidelines are available in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com.

During 2020, our Corporate Governance and Nominating Committee met three times.

Executive Sessions. The independent directors met four times during 2020 in Executive Sessions, without the Chairman and CEO or any other member of management present, at which Mr. Karmin, who has been appointed Lead Director, presided over the sessions.

The Role of the Board of Directors in the Oversight of Risk

The Company’s management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company’s risk exposures on a day-to-day basis. Management fulfills this responsibility in a number of ways, such as through regular meetings of an Operating Committee consisting of the heads of our business units and other senior personnel, including our chief financial officer, chief legal officer, head of information technology, head of human resources, and our compliance officers. The Company also has a number of internal risk-oversight committees and groups which members of the Operating Committee attend. Members of the Operating Committee consider, monitor and report on the Company’s risks relating to operations, financial reporting, market exposure, credit, liquidity, personnel, cyber-security, and legal and regulatory matters. The Board’s responsibility is to oversee and monitor the Company’s risk management processes by staying informed as to the Company’s material risks and evaluating whether management has reasonable controls in place to address these material risks; the Board is not responsible, however, for defining or managing the Company’s various risks. The Board receives updates on risks that are identified by senior management and the Operating Committee. At least annually, the heads of our business units and senior management report in person to the Board on the opportunities and risks within their areas of responsibility. At these meetings, the Company’s Chief Information Officer reports to the Board regarding risks related to cyber-security and the measures put in place to address cyber-security risk.

The Audit Committee of the Board of Directors is primarily responsible for monitoring management’s responsibility in the area of risk oversight relating to financial controls, and risk management is a factor that the Board and the Nominating and Governance Committee consider when determining which directors should serve on the Audit Committee. The Audit Committee and the full Board focus on the material risks facing the Company, including operational, market, credit, liquidity, cyber-security, legal and regulatory risks, to assess whether management has reasonable controls in place to address those risks. In addition, the Compensation Committee is charged with reviewing and discussing with management whether the Company’s compensation arrangements are consistent with effective controls and sound risk management. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Executive Officers

The following table and narrative disclosure sets forth certain information regarding our executive officers. Biographical information pertaining to Messrs. Jolson and Lehmann, each of whom is both a director and an executive officer of the Company or one of its subsidiaries may be found in the section above entitled “Nominees for Election as Directors.” Our Board of Directors has also established an Executive Management Committee (the “Executive Committee”), consisting of key employees of the Company, to which it has delegated broad responsibility over the management and operations of the Company and its affiliates. Our Executive Committee is currently comprised of Joseph Jolson, Mark Lehmann, Craig Johnson, Thomas Wright, Gavin Slader and Jon Dever.

Name	Age	Title(s)
Joseph A. Jolson	62	Chairman and Chief Executive Officer; Chief Executive Officer of Harvest Capital Strategies LLC
Mark L. Lehmann	56	Director; Chief Executive Officer of JMP Securities*
Thomas R. Wright	60	Chief Operating Officer and Director of Equities of JMP Securities
Raymond S. Jackson	48	Chief Financial Officer

*Mr. Lehmann was appointed as President of JMP Group LLC in March 2021.

Raymond S. Jackson joined the Company in 2008 and has served as our Chief Financial Officer since March 2010. Mr. Jackson previously served as the Chief Financial Officer of our operating subsidiaries JMP Securities and Harvest Capital Strategies, from July 2008 to March 2010. Prior to joining us, from April 2006 to June 2008, Mr. Jackson was an executive officer and the Corporate Controller at Redwood Trust, a publicly traded mortgage REIT. He was previously a senior manager in PricewaterhouseCoopers’ financial services and banking industry practice in San Francisco from May 2003 to April 2006. He also served as a senior audit manager and an audit manager at KPMG in San Francisco from July 2000 to May 2003 and in the UK from September 1997 to July 2000 and worked at Deloitte & Touche in the UK from June 1994 to September 1997. Mr. Jackson holds a bachelor’s degree with honors from Loughborough University in England and is a member of the Institute of Chartered Accountants in England and Wales.

Thomas R. Wright joined the Company as a managing director in 2013. Mr. Wright has served as JMP Securities’ Chief Operating Officer since July of 2020 and as Director of Equities since 2013.  He is also a member of our Executive Committee. Prior to joining JMP Securities, Mr. Wright served as global head of trading at Sanford C. Bernstein & Co. from 2004 to 2012. From 1994 to 2004, he held a variety of leadership positions at Merrill Lynch & Co., most recently as head of European equity trading and sales trading and previously as head of U.S. equity trading and sales trading. He was also a vice president and NASDAQ sales trader at Goldman Sachs & Co. from 1986 to 1994.  Mr. Wright began his career at Merrill Lynch & Co in 1983. Mr. Wright received an M.B.A from New York University Stern School of Business and a B.S. in economics and finance from Boston College.

Executive Officers and Director Compensation

Summary Compensation Table

The information below describes the components of the total compensation of our named executive officers, which consist of the principal executive officer and the two other most highly compensated executive officers, based on total compensation for the year ended December 31, 2020.

Name and Principal Position	Year	Salary ($)	Share Awards(1)(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Joseph A. Jolson	2020	381,250	540,557	1,129,586	46,146	2,097,538
Chairman and CEO	2019	250,000	0	338,800	43,456	632,256

Mark L. Lehmann	2020	381,250	0	2,607,350	46,122	3,034,722
CEO of JMP Securities (5)	2019	250,000	0	538,800	44,098	832,898

Thomas R. Wright	2020	381,250	0	1,057,350	37,032	1,475,632
COO of JMP Securities (5)	2019	250,000	35,640	433,160	44,140	762,940

(1)

Reflects the aggregate grant date fair value amount as of the grant date of each restricted share unit award, in accordance with ASC Topic 718. The method and assumptions used to calculate this amount are discussed in notes 2 and 12 to our financial statements included in our Annual Report on Form 10-K filed on March 29, 2021.

(2)

Amounts under “Share Awards” represent aggregate grant date fair value of restricted share unit awards granted pursuant to our annual deferred compensation program for each of the periods presented. These amounts were earned under our Senior Executive Bonus Plan and are also reportable under the column “Non-Equity Incentive Plan Compensation”, but to avoid duplication, these amounts are set forth only under “Share Awards” and not under the “Non-Equity Incentive Plan Compensation” column. Under our deferred compensation program, our named executive officers may elect to receive restricted share unit awards, which are reported in the Share Awards column in the Summary Compensation Table pursuant to SEC guidance even though such awards were granted after the end of the fiscal year to which the awards related. For more information, including the amounts deferred in 2020, please refer to the section entitled “2020 Deferred Compensation Program” below.

(3)

As discussed in footnote 2, amounts in “Non-Equity Incentive Compensation” do not include amounts set forth under “Share Awards”. For more information regarding the amounts reported in this “Non-Equity Incentive Plan Compensation” column, see the section below entitled “Cash Bonus.” Under our 2020 Deferred Compensation Program, a portion of each of our named executive officer’s salary and non-equity incentive plan compensation was deferred and invested in either restricted share units or a money market fund. For more information, including the amounts deferred, please refer to the section entitled “2020 Deferred Compensation Program” below.

(4)

Amounts in this column include 401(k) matching contributions of $11,400 in 2020 and $11,200 in 2019 for each named executive officer. Additionally, “All Other Compensation” includes the following amounts for the named executive officers: (x) medical, dental and vision plan premiums and (y) term life insurance premiums:

(i)	For Mr. Jolson in 2020: (x) $33,917 and (y) $829; and in 2019: (x) $32,093 and (y) $164;
(ii)	For Mr. Lehmann in 2020: (x) $33,917 and (y) $806; and in 2019: (x) $32,093 and (y) $898; and
(iii)	For Mr. Wright in 2020: (x) $24,785 and (y) $847; and in 2019: (x) $32,093 and (y) $939.

(5)

In July 2020 Carter Mack resigned as President of the Company and stepped down from the Company’s Executive Committee. Mr. Mack remains a director of the Company. In July 2020, Mr. Lehmann was promoted from President to Chief Executive Officer of JMP Securities LLC, the Company’s primary operating subsidiary, and Thomas Wright was promoted to Chief Operating Officer of JMP Securities LLC.

Compensation Related to Performance in 2019 and 2020

The following table sets forth the cash and equity compensation the Compensation Committee attributes to performance in 2019 and 2020. The table shows the components of cash bonus compensation for each named executive officer, the amounts subject to our deferred compensation program, as well as performance-based equity awards attributable to each year presented. This table supplements, but is not a substitute for, the Summary Compensation Table that appears above in this Proxy Statement. The primary difference between this supplemental table and the Summary Compensation Table is that in the Summary Compensation Table the non-equity incentive award is not broken out into a subsidiary performance component and an overall company component.

							Total Compensation Components
Name and Principal Position	Year	Salary (1)	401(k) Match	Subsidiary Performance Bonus (1)	Overall Company Bonus (1)	Total Compensation	Deferred Compensation Program and Equity Awards	Cash Compensation
Joseph A. Jolson	2020	$381,250	$11,400	$664,853	$1,005,290	$2,062,793	$540,557	$1,522,236
Chairman and CEO	2019	$250,000	$11,200	$188,800	$150,000	$600,000	$0	$600,000

Mark L. Lehmann	2020	$381,250	$11,400	$1,770,000	$837,350	$3,000,000	$964,300	$2,035,700
CEO of JMP Securities (2)	2019	$250,000	$11,200	$388,800	$150,000	$800,000	$56,640	$743,360

Thomas R. Wright	2020	$381,250	$11,400	$757,350	$300,000	$1,450,000	$295,440	$1,154,560
COO of JMP Securities (2)	2019	$250,000	$11,200	$318,800	$150,000	$730,000	$35,640	$694,360

(1)

Includes compensation subject to our 2020 Deferred Compensation Program, under which our named executive officers may choose to receive deferred compensation in restricted share units or a money market fund investment option. For more information, please refer to the section entitled “2020 Deferred Compensation Program” below.

(2)

In July 2020 Carter Mack resigned as President of the Company and stepped down from the Company’s Executive Committee. Mr. Mack remains a director of the Company. In July 2020, Mr. Lehmann was promoted from President to Chief Executive Officer of JMP Securities LLC, the Company’s primary operating subsidiary, and Thomas Wright was promoted to Chief Operating Officer of JMP Securities LLC.

Compensation Components

The key components of our named executive officers’ compensation program are (i) base salary, (ii) potential cash bonus for overall company performance and individual revenue production or operating subsidiary performance, and (iii) equity-based awards.

With respect to overall compensation available to all Company employees, we target certain ratios of compensation to revenues depending on the division, business unit and type of revenue produced. These ratios serve as a general guideline for overall compensation but are not definitive and may be changed or altered at any time.

Individual compensation levels for named executive officers, other than salaries, are generally determined on a discretionary basis by our Compensation Committee. They are generally based on individual revenue production and management performance. Such compensation may be affected by the residual amount in the overall compensation pool remaining after compensation for all other employees has been determined.

Base Salary

Consistent with industry practice, the base salaries for our named executive officers are intended to account for a relatively small portion of their overall compensation, with the potential for substantial bonus compensation as the most important compensation component.

In February of 2020, the base salary of our Section 16 Officers, including our named executive officers, was increased to $400,000 per annum, from $250,000 in 2019 and 2018. The factors that were used to arrive at this amount were cost of living in the metropolitan areas in which we have a substantial number of employees (mostly San Francisco, California and New York, New York) as well as using a general comparison, or “market check,” of base salaries at other firms in our industry. Our determination of base salaries was not based on a benchmarking analysis, but rather reflects our judgment as to an appropriate amount of base salary in light of the Company’s model of maintaining low fixed costs and the potential for substantial performance-based compensation.

Named executive officers’ base salaries and subsequent adjustments, if any, are expected to be recommended to the Compensation Committee by the Executive Committee from time to time, based on a review of relevant market data and each executive’s performance, as well as each executive’s experience, expertise and position. Based on its review of the Executive Committee’s recommendations, the Compensation Committee may approve adjustments to annual salaries at its discretion.

Cash Bonus

Cash bonus compensation is a key component of our executive compensation program and is used to drive executive performance by focusing on key operating and financial objectives. We generally award cash bonus compensation under our Amended and Restated JMP Group LLC Senior Executive Bonus Plan (the “Bonus Plan”) or at the discretion of the Compensation Committee.

Senior Executive Bonus Plan

The Bonus Plan was previously approved by the shareholders of the original sponsor, JMP Group Inc., in June 2011 and provides for the payment of non-equity incentive awards, generally in the form of cash bonuses, to our named executive officers.

On March 12, 2020, the Compensation Committee approved the performance goals and the maximum target awards with respect to performance in the 2020 fiscal year for each named executive officer under the Bonus Plan. Each named executive officer would be eligible for a maximum bonus of $6 million upon either (i) achievement of a Company-based goal related to the performance of the Company as a whole (the “Company Performance Goal”), or (ii) if applicable to a named executive officer, achievement of the performance goal established for the named executive officer’s subsidiary (the “Subsidiary Performance Goal”); provided, however, that achievement of the Subsidiary Performance Goal will only result in the funding of the maximum bonus for such named executive officer.

Once the maximum award is triggered for a named executive officer, either by achievement of the Company Performance Goal or the Subsidiary Performance Goal, the Compensation Committee applies negative discretion to approve the actual bonus paid (the “Actual Award”) to the named executive officer. The Compensation Committee also considers qualitative and quantitative factors in determining the actual bonus amount.

2020 Deferred Compensation Program

Our 2020 Deferred Compensation Program (the “Program”) provides that, as indicated in the table below, up to a certain portion of each participant’s total earned salary and cash bonus compensation will be subject to the Program and that with respect to such amounts, each participant may elect to receive cash (which is invested in a money market fund) or restricted share units. The amounts subject to the Program vest 50% on December 1, 2021 and the remaining 50% vest on December 1, 2022, subject to the participant providing services to the Company on the applicable vesting date.

The following table sets forth the amount of total 2020 compensation that is subject to the Program:

Breakpoints	Incremental level of total compensation			Incremental percentages subject to the Program
Breakpoint 1	$0	–	$600,000	0%
Breakpoint 2	$600,000	–	$1,000,000	30%
Breakpoint 3	$1,000,000	–	$2,500,000	40%
Breakpoint 4	$2,500,000+			50%

For example, a total 2020 compensation amount of $900,000 would result in $90,000 being subject to the Program (($600,000 * 0%) + ($300,000 * 30%)) = $90,000).

Each of our named executive officers participated in the Program. Mr. Jolson chose to receive restricted share units while all others chose the money market fund option. The summary of the amounts subject to the Program, issued as restricted share units and invested in the money market fund, is as follows:

2020 Deferred Compensation
Name	Compensation Payable Under the Program	Grant Date	Grant Date Fair Value of Share Awards	Number of Restricted Share Units	Amount Invested in Money Market Fund
Joseph A. Jolson	$540,557	2/4/2021	540,557	125,129
Mark L. Lehmann	$964,300				$964,300
Thomas Wright	$295,440				$295,440

Equity Awards

The Compensation Committee did not grant any equity awards to named executive officers in relation to our 2020 performance.

Other Compensation

All of our named executive officers are eligible to participate in our employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all salaried employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to our employees generally. We have no current plans to make changes to levels of such benefits and perquisites provided to executives.

Chief Executive Officer Compensation

At least annually, the Compensation Committee reviews and establishes our goals and objectives relevant to the CEO’s compensation, evaluates the CEO’s performance in light of such goals and objectives, and determines and approves the CEO’s compensation. In determining the bonus and long-term incentive component of the CEO’s compensation for 2020, the Compensation Committee considered our performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the compensation of our CEO in past years. After consideration of such factors, as well as the bonus pool relative to the applicable compensation ratio with respect to the revenue mix, the Compensation Committee approved the grant of a bonus on the basis of such factors, as well as the performance of the funds and other business units to which our CEO, Mr. Jolson, contributes.

Risk Considerations in Compensation Policies and Practices

The Compensation Committee considered the Company’s compensation policies and practices and determined that such compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Outstanding Equity Awards as of December 31, 2020

Our named executive officers held no option or SAR Awards as December 31, 2020.

Non-Qualified Deferred Compensation

The following table provides information regarding the deferral of compensation by our named executive officers pursuant to our 2020 Deferred Compensation Program. This compensation was earned for services provided in 2020 but the named executive officers made the election in February 2021 to defer eligible compensation. Mr. Jolson elected to receive a portion of his total compensation for services rendered in 2020 in restricted share units. Messrs. Lehmann and Wright elected to receive a portion of their total compensation for services rendered in 2020 in an investment in a money-market fund. See also “2020 Deferred Compensation Program” above for more information.

	Non-Qualified Deferred Compensation
Name	Executive Contributions in 2020 ($)(1)	Registrant Contributions in 2020 ($)	Aggregate Earnings in 2020 ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2020 ($)(3)
Joseph A. Jolson	540,557	--	25,994	(265,055)	540,557
Mark L. Lehmann	964,300	--	12,578	(449,425)	992,648
Thomas R. Wright	295,440	--	4,798	(74,592)	318,009

(1)	The amounts reported in this column include amounts that were reported in the Summary Compensation Table for 2020 (Mr. Jolson: $540,557; Mr. Lehmann: $964,300; and Mr. Wright $295,440).
(2)	The amounts reported in this column do not appear in the Summary Compensation Table.
(3)

The amounts reported in this column include amounts that were previously reported as compensation in the Company’s Summary Compensation Table for previous fiscal years that have not vested or been paid out (Mr. Jolson: $239,061; Mr. Lehmann: $465,196; Mr. Wright: $92,363).

Potential Payments Upon Termination or Change in Control

Change in Control

Pursuant to our standard forms of award agreement, vesting of the restricted share units and options/SARs held by our employees, including each of our named executive officers, accelerates in the event of a change in control of the Company, which is generally defined as a “hostile” transfer of control of the Company. However, in the event of a corporate transaction that is not a change in control where awards are assumed or replaced, such awards will remain unvested until the vesting date but will become fully vested if the employee is terminated by the successor company or the Company without cause within 12 months of the corporate transaction. In addition, in the event of a corporate transaction that is not a change in control where awards are not assumed or replaced, such awards will become fully vested. Further, our standard form of option and SAR agreement provides that upon the employee’s disability, unvested options and SARs will continue to vest, subject to compliance with certain restrictive covenants and upon the employee’s death, any unvested options and SARs will become fully vested. Additionally, our standard form of restricted share agreement provides that upon the employee’s disability or death, any unvested units will become fully vested.

Compensation of Directors

The compensation program for non-management directors is designed to provide compensation levels that: (i) attract and retain qualified directors, (ii) are appropriate for the time and effort required to effectively fulfill their responsibilities, and (iii) are competitive with other firms in our industry. For 2020, the annual independent board member compensation was as follows: $40,000 of restricted share units per year of service, an additional $10,000 of restricted share units per year of service on each board committee and an additional $10,000 of restricted share units per year of service for the lead outside director (such amounts measured at the date of grant), which, for all independent board members except for Staci Slaughter, were granted on March 12, 2020. Twenty-five percent of each non-management director’s restricted share unit grant vested on April 1, 2019, July 1, 2019, October 1, 2019, and January 1, 2020, respectively, subject to the director remaining in service on the Board of Directors and its committees (as applicable) on such dates. As Ms. Slaughter was appointed to the Board of Directors in November of 2020, she received a pro-rated grant of restricted share units on November 5, 2020 which vested in full on January 1, 2020.

Messrs. DiPietro, Karmin, Lunenburg, Orszag and Tongue and Ms. Slaughter served as non-employee directors during the year ended December 31, 2020. The following table provides information regarding the compensation of our non-employee directors for the year ended December 31, 2020.

Director	Share Awards(1) ($)	All Other Compensation ($)	Total ($)
Kenneth M. Karmin	89,999	--	89,999
David M DiPietro	59,999	--	59,999
H. Mark Lunenburg	69,998	--	69,998
Jonathan Orszag	59,999	--	59,999
Glenn H. Tongue	80,000	--	80,000
Staci Slaughter	7,649	--	7,649

(1)

Reflects the aggregate grant date fair value amount of restricted share units granted in fiscal 2020, as calculated in accordance with ASC Topic 718. The method and assumptions used to calculate this amount are discussed in notes 2 and 12 to our financial statements included in our Annual Report on Form 10-K filed on March 29, 2021. The aggregate number of restricted share units outstanding as of December 31, 2020 for each of Mr. Karmin, Mr. Tongue, Mr. Lunenburg, Mr. DiPietro, Mr. Orszag and Ms. Slaughter was 7,602, 6,759, 5,912, 5,069, 5069, and 3,122 respectively.

Audit Committee Report

The Audit Committee of our Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the New York Stock Exchange, has furnished the following report:

The Audit Committee assists our Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board of Directors, which is available on our website at www.jmpg.com. This committee reviews and reassesses our charter annually and recommends any changes to our Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of the Company’s auditors. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2020, the Audit Committee took the following actions:

●

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and Marcum LLP, our independent registered public accounting firm, with respect to such fiscal year;

●	Discussed with Marcum LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit committees; and

●

Received written disclosures and the letter from Marcum LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee and the Audit Committee further discussed with Marcum LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum LLP, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Members of the JMP Group LLC Audit Committee

Kenneth M. Karmin, Chairman H. Mark Lunenburg Glenn H. Tongue David M. DiPietro Independent Director Members, Audit Committee

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 31, 2021 (unless otherwise indicated), certain information regarding the beneficial ownership of our Common Shares. We had 19,835,721 common shares outstanding as of March 31, 2021. In accordance with the rules of the SEC, “beneficial ownership” includes voting or investment power with respect to equity securities. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding Common Shares subject to options or restricted share units held by that person that are currently exercisable or that vest or become exercisable within 60 days of March 31, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each person listed below is: c/o JMP Group LLC, 600 Montgomery Street, Suite 1100, San Francisco, California 94111. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Common Shares beneficially owned by them.

Name	Number of Common Shares Owned and Nature of Beneficial Ownership(1)		Percent of Class
5% Shareholders
Joseph A. Jolson 1996 Trust dated 3/7/96	1,328,210		6.70%
Joseph A. Jolson 1991 Trust dated 6/4/91	5,325,926		26.85%
Wedbush Securities Inc.	2,018,250	(2)	10.17%

Directors and Executive Officers
Joseph A. Jolson	6,765,536	(3)	34.11%
Carter D. Mack	1,368,798	(4)	6.90%
Craig R. Johnson	1,367,220	(5)	6.89%
Mark L. Lehmann	737,238	(6)	3.72%
Thomas R. Wright	429,058		2.16%
Kenneth M. Karmin	260,276	(7)	1.31%
Glenn H. Tongue	261,811	(8)	1.32%
H. Mark Lunenburg	209,478	(9)	1.06%
Jonathan M. Orszag	178,417	(10)	*
Raymond S. Jackson	99,887		*
David M. DiPietro	130,849	(11)	*
Staci Slaughter	5,167	(12)	*

All directors and executive officers as a group (12 persons)	11,813,735		59.56%

*	Indicates less than 1% of class.
(1)

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any Common Shares that such person has the right to acquire within 60 days of the date of determination.

(2)	Based on a Schedule 13G/A filed by Wedbush Securities on February 16, 2021. The address for Webush Securities, Inc. is 1000 Wilshire Boulevard, Suite 900, Los Angeles, CA 90017.
(3)

Includes (a) 1,328,210 shares owned by the Joseph A. Jolson 1996 Trust, of which Mr. Jolson is a trustee, (b) 5,325,926 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee, and (c) 36,400 shares owned by Mr. Jolson directly. Also included in the number reported is 75,000 shares owned by The Jolson Family Foundation although Mr. Jolson disclaims beneficial ownership of these shares.

(4)

Includes (a) 1,064,710 shares owned by the Mack Trust dated February 14, 2002, of which Mr. Mack is the trustee, (b) 303,921 shares owned by Mr. Mack directly, and (c) 167 shares owned by Mr. Mack's spouse.

(5)	Includes (a) 996,782 shares held by the Johnson Revocable Trust, UAD 7/2/97, of which Mr. Johnson is the trustee and (b) 370,438 shares owned by Mr. Johnson directly.
(6)	Includes (a) 720,826 shares owned by the Mark L. and Kerri C. Lehmann Trust U/A dated 3/4/2009, of which Mr. Lehmann is the co-trustee and (b) 16,412 shares owned by Mr. Lehmann directly.
(7)

Includes (a) 258,276 shares held by the Beth & Ken Karmin Family Trust Dated November 5, 2009, of which Mr. Karmin is the co-trustee and (b) 3,682 shares delivered upon the vesting on April 1, 2021 of 25% of RSUs granted on March 25, 2021 and (c) 2,000 shares held by Mr. Karmin directly.

(8)

Includes (a) 226,925 shares held by Mr. Tongue directly (b) 3,273 shares delivered upon the vesting on April 1, 2021 of 25% of RSUs granted on March 25, 2021, and (c) 34,886 shares held indirectly through the Deer Haven Fund, of which Mr. Tongue is the general partner.

(9)	Includes 2,864 shares delivered upon the vesting on April 1, 2021 of 25% of RSUs granted on March 25, 2021.
(10)

Includes (a) 78,812 shares owned by the Jonathan Orszag Revocable Trust, of which Mr. Orszag is the trustee, (b) 2,454 shares delivered upon the vesting on April 1, 2020 of 25% of RSUs granted on March 25, 2021, and (c) 99,605  shares owned by Mr. Orszag directly

(11)	Includes (a) 21,000 shares held in a joint account with Mr. DiPietro’s wife, and (b) 2,454 shares delivered upon the vesting on April 1, 2021 of 25% of RSUs granted on March 25, 2021.
(12)	Includes 2,045 shares delivered upon the vesting on April 1, 2020 of 25% of RSUs granted on March 25, 2021.

Equity Compensation Plan Information

In June 2011, the stockholders of the JMP Group Inc., our predecessor, approved and adopted the Amended and Restated JMP Group Inc. Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”). Subject to adjustment, the plan authorizes the issuance of up to 4,000,000 shares of common shares pursuant to the grant or exercise of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. The number of shares authorized for issuance under this plan will be increased by the number of shares underlying awards under this plan or our predecessor’s 2004 JMP Group LLC Equity Incentive Plan (the “2004 LLC Plan”) to the extent that such shares or awards are forfeited, settled in consideration other than shares, surrendered to the Company, or otherwise revert to the Company in connection with an award, as well as increased by the number of shares repurchased by the Company in open market or privately negotiated repurchases; provided, however, that such maximum aggregate number of shares shall be reduced by the number of units subject to awards made pursuant to the 2004 LLC Plan to the extent such number of units exceeds an aggregate of 2,960,000.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information, as of December 31, 2020, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the registrant are authorized for issuance.

	(a)	(b)	(c)
Plan Category	Number of Shares to be Issued Upon Exercise of Options/SARs and Restricted Share Units	Weighted Average Exercise Price of Outstanding Options/SARs	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (excluding shares reflected in column(a))(1)
Equity compensation plans approved by shareholders	2,220,209	$3.04	7,512,882
Equity compensation plans not approved by shareholders	N/A		N/A
Total			7,512,882

(1)

Subject to the Amended and Restated Equity Incentive Plan, the maximum aggregate number of shares which may be issued pursuant to all awards is 4,000,000 shares, plus (a) any shares the Company purchases on the open market or through any share repurchase or share exchange program initiated by the Company, unless the administrator of the Amended and Restated Equity Incentive Plan determines otherwise, and (b) any units that would otherwise return to the 2004 LLC Plan as a result of forfeiture, termination, surrender or expiration or other return to the Company of awards previously granted under the 2004 LLC Plan; provided, however, that such maximum aggregate number of shares shall be reduced by the number of units subject to awards made pursuant to the 2004 LLC Plan to the extent such number of units exceeds an aggregate of 2,960,000.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Party Transactions

Except as described below, since January 1, 2019, there has not been, nor is there currently proposed, any transaction to which we are or were a party in which the amount involved exceeds the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any of their respective affiliates or immediate family members, had, or will have, a direct or indirect material interest.

Transactions with Our Directors and Executive Officers

Through Harvest Capital Strategies, our asset management subsidiary, we manage a number of private equity funds and other investment vehicles. Certain of our officers, directors, employees and related persons have invested in these funds. Such investors may, and often do, invest on terms and conditions more favorable than the other investors in these funds.

The portfolio managers of our funds do not pay the management fees and incentive fees attributable to any of their personal investments in the funds that they manage that ordinarily would be charged to an outside investor. In addition, employees, including our named executive officers, typically pay one-half of the fees payable by an outside investor in such funds. Mr. Jolson, our Chief Executive Officer, did not pay $39,749 and $25,507 in fees in 2019 and 2020, respectively, which he otherwise would have been charged had he been an outside investor in the fund during those periods. Similarly, Mr. Johnson did not pay $4,192 and $4,131 in fees during 2019 and 2020, respectively, which he otherwise would have been charged had he been an outside investor during those periods.

Transactions with Our Affiliates

The Company earns base management fees and incentive fees from serving as investment advisor for various entities, including corporations, partnerships limited liability companies, and offshore investment companies. The Company also owns an investment in some of such affiliated entities. As of December 31, 2020 and 2019, the aggregate fair value of the Company’s investments in the affiliated entities for which the Company serves as the investment advisor was $17.3 million for both periods which consisted of investments in hedge and other private funds of $9.8 and 8.6 million, respectively and an investment in HCC common stock of $7.5 million and $8.7 million, respectively. Base management fees earned from these affiliated entities were $6.7 million and $6.5 million for the years ended December 31, 2020 and 2019. Also, the Company earned incentive fees of $1.6 million and $0.9 million, from these affiliated entities for the years ended December 31, 2020 and 2019, respectively.

On September 19, 2017, the Company made a loan to a registered investment adviser of $3.4 million, at an interest rate of 15% per year. In October 2019, the Company sold 30% of the loan, or $1.0 million, to an affiliate. As of December 31, 2020 and December 31, 2019, the Company’s portion of the outstanding loan balance to this entity was $2.4 million. The Company determined the fair value of the loan was $2.4 million and $2.45 million as of December 31, 2020 and December 31, 2019, respectively, using anticipated cash flows, discounted at an appropriate market credit adjusted interest rate.

On December 31, 2018, the Company’s asset management subsidiary sold its general partnership interest in the Harvest Small Cap Partners fund entities (the “HSCP Funds”) to a newly formed entity owned by the portfolio manager of the HSCP Funds. Upon completion of the sale, the Harvest Capital Strategies’ investment management contracts with the HSCP Funds terminated. As part of the sale, the Company will receive contingent revenue generated by the HSCP Funds for five years from the date of the sale, subject to a limit on the total contingent revenue.

On January 9, 2018, an affiliate purchased a $0.8 million note from the Company. As of December 31, 2020, the carrying value of the note payable was $0.8 million.

On January 9, 2018, the Company sold a 30% subscription into an investment series held by a subsidiary to an affiliate. The transaction resulted in the admission of the affiliate into the limited liability company subsidiary as a non-controlling member. The Company recorded $0.5 million and as capital attributable to non-controlling interest upon execution as of December 31, 2020. The Company has allocated income on the investment based on the affiliate's pro-rata share of ownership of the investment series of $62 thousand and $56 thousand for the years ended December 31, 2020 and 2019, respectively.

Our majority-owned subsidiary, HCAP Advisors LLC, manages the investment activities of Harvest Capital Credit Corporation ("HCC"), a publicly-traded business development company.  HCAP Advisors also serves as HCC’s administrator pursuant to an administration agreement. HCAP Advisors earns asset management fees for managing HCC. Our CEO and Chairman, Joseph Jolson, is the CEO and Chairman HCC and a shareholder of HCC. On December 23, 2020, HCC and Portman Ridge Finance Corporation (“PTMN”) announced that they entered into a merger agreement under which HCC will merge with and into PTMN, a business development company managed by Sierra Crest Investment Management LLC (“Sierra Crest”), an affiliate of BC Partners Advisors L.P. The parties currently expect the transaction to be completed in the second calendar quarter of 2021.  In addition, the Company had investments in HCC common stock of $7.5 million as of December 31, 2020.  In connection with the above transaction, HCC stockholders will receive aggregate consideration equal to HCC’s net asset value at closing.  This consideration will be funded using PTMN shares (valued at 100% of PTMN’s net asset value per share at the time of closing of the transaction) and, to the extent the required number of PTMN shares exceeds 19.9% of the issued and outstanding shares of PTMN common stock immediately prior to the transaction closing, cash consideration in the amount of such excess. HCAP stockholders will have an opportunity, subject to certain limitations, to elect to receive either cash or PTMN shares in consideration for their HCC shares. Additionally, all HCC stockholders will receive an additional cash payment from Sierra Crest of $2.15 million in the aggregate, or approximately $0.36 per share.

Concurrently with the execution of the Merger Agreement, HCC entered into a letter agreement with Mr. Jolson (the “Jolson Letter Agreement”). Pursuant to the Jolson Letter Agreement, Mr. Jolson has agreed (i) to elect to receive shares of PTMN Common Stock as consideration in connection with the mergers contemplated under the Merger Agreement for all of the 894,273 shares of HCC common stock beneficially owned directly by Mr. Jolson and indirectly by Mr. Jolson through the Joseph A. Jolson 1991 Trust (the “Jolson Shares”), (ii) to not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or beneficial ownership interest in or otherwise dispose of, or encumber any of the Jolson Shares or enter into any contract, option, or other agreement with respect to, or consent to, a transfer of, any of the Jolson Shares or his voting or economic interest therein other than pursuant to the Merger Agreement and in connection with the mergers contemplated thereby during the period commencing on the date of the Jolson Letter Agreement and ending on the closing date of the mergers and (iii) to not transfer any shares of PTMN Common Stock received in exchange for the Jolson Shares in the first merger (the “Locked Up Securities”) or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Locked Up Securities for 90 days following the closing. In October 2020, HCC entered into an agreement with JMP Securities LLC in connection with HCC's strategic alternatives review process (the "JMP Securities Agreement"). In consideration for the services covered by the JMP Securities Agreement, on November 6, 2020, HCC paid JMP Securities LLC $100,000 under the terms of the JMP Securities Agreement and, upon the consummation of the mergers, HCC will be required under the JMP Securities Agreement to pay JMP Securities an additional $250,000 in fulfillment of the remainder of the fee payable under the terms of the JMP Securities Agreement.

Sierra Crest and HCAP Advisors have engaged in discussions regarding a transition services agreement pursuant to which HCAP Advisors would provide certain consulting services to Sierra Crest relating to HCC’s existing investment portfolio subsequent to the Closing.

Other Transactions

Certain of our directors and officers and entities affiliated with our directors maintain brokerage accounts with us and maintain investments in investment funds that we manage and for which we are paid fees by such directors, officers and entities.

In addition, companies in which our directors are investors or at which our directors hold positions as directors or officers from time to time may engage in transactions with us, including, for example, retaining us with respect to the provision of investment banking services. However, other that as described above, no such transactions occurred in 2020.

Review and Approval of Transactions with Related Persons

We analyze all transactions in which the Company or our subsidiaries participate and in which a related person may have a direct or indirect material interest, both due to the potential for a conflict of interest and to determine whether disclosure of the transaction is required under applicable SEC rules and regulations. Related persons include any of our directors or executive officers, certain of our shareholders, and their respective immediate family members. As it relates to our employees, officers, and directors, pursuant to our Code of Business Conduct and Ethics, which is available on our website at www.jmpg.com, a conflict of interest arises when personal interests interfere with the ability to act in the best interests of the Company. Pursuant to our Code of Business Conduct and Ethics, each of our employees is required to disclose any potential conflicts of interest to the Chief Compliance Officer or such officer’s designees, who will advise the employee as to whether or not the Company believes a conflict of interest exists. Employees are also required to disclose potential conflicts of interest involving their respective spouses, siblings, parents, in-laws, children, and household members. Non-employee directors are also to discuss any concerns with our legal department.

Policies and Procedures for Related Party Transactions

We have adopted a standard for approving any related party transactions, entitled Related Party Transaction Policies and Procedures. Pursuant to this policy, our executive officers and directors, including their immediate family members and affiliates, will not be permitted to enter into a related party transaction with us, including, without limitation, any such transaction in which the amount involved exceeds $120,000, without the prior consent of our Audit Committee, or another independent committee of our Board of Directors in the case where it is inappropriate for our Audit Committee to review such a transaction due to a conflict of interest. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval.  In approving or rejecting any such proposal, our Audit Committee is to consider all available information deemed relevant by the Audit Committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

We believe that these policies and procedures collectively ensure that all transactions with related persons requiring disclosure under SEC rules are appropriately reviewed, approved, ratified (if such a transaction is acceptable pursuant to our applicable policies and procedures), and disclosed.

Prohibition on Hedging and Pledging Shares

The Company’s insider trading policy provides as follows: Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such hedging transactions may permit a director, officer or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as the Company’s other shareholders. Therefore, JMPG directors, officers and employees are prohibited from engaging in any such transactions.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. We are submitting this appointment of independent registered public accounting firm for shareholder ratification at the Annual Meeting

In deciding to appoint Marcum LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum LLP and concluded that Marcum LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2021.

Neither applicable law nor our organizational documents require that our shareholders ratify the appointment of Marcum LLP as our independent registered public accounting firm. However, the Audit Committee believes that it is consistent with good corporate practice to allow shareholders an opportunity to express their views on this appointment. If the shareholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal year 2021, the Audit Committee will reconsider whether to continue the engagement of Marcum LLP. Even if the appointment of Marcum LLP is ratified, the Audit Committee, in its discretion, may discontinue the engagement of Marcum LLP and engage different independent registered public accounting firms at any time during the year if it determines that such a change is necessary or appropriate at such time.

Change in Independent Registered Public Accounting Firm

As described in our Current Report on Form 8-K filed with the SEC on April 1, 2020 (the “Form 8-K”), on March 28, 2020 our Audit Committee chose not to renew the engagement of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Our Audit Committee notified PricewaterhouseCoopers LLP of this decision and PricewaterhouseCoopers was dismissed as our independent registered public accounting firm effective March 30, 2020.

PricewaterhouseCoopers LLP’s report on our financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2019 and December 31, 2018, and the subsequent interim period from January 1, 2020 through March 30, 2020, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We provided PricewaterhouseCoopers LLP with a copy of the disclosures contained in the Form 8-K and requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made therein and, if not, stating the respects in which it does not agree. A copy of PricewaterhouseCoopers LLP’s letter, dated April 1, 2020, was filed as Exhibit 16.1 to the Form 8-K.

During our fiscal years ended December 31, 2019 and December 31, 2018, and the subsequent interim period from January 1, 2020 through March 30, 2020, neither the Company nor anyone acting on behalf of the Company, has consulted with Marcum LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Marcum LLP audited our financial statements for the fiscal year ended December 31, 2020. We expect a representative of Marcum LLP will be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions from our shareholders.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed by Marcum LLP and PricewaterhouseCoopers LLP for the audit and other services provided to the Company for fiscal years 2020 and 2019.

Type of Fees	2020	2019
Audit Fees	$913,459	$1,209,000
Audit-Related Fees (1)	-	85,000
Tax Fees (2)	200,000	347,000
All Other Fees	-	4,500
Total	$1,113,459	$1,645,500

(1)	Includes services related to the Company’s issuance of senior notes.
(2)	Consists primarily of tax compliance and planning for the Company and its subsidiaries.

Audit Committee Pre-Approval of Audit and Non-Audit Services

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has adopted a policy for the pre-approval of services provided by our independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee. The Chairman is required to report any decisions to the Audit Committee at the next scheduled committee meeting. The Audit Committee pre-approved all of the audit services, audit-related services, tax services and other services provided by PricewaterhouseCoopers LLP during fiscal year 2019 and Marcum LLP during fiscal year 2020.

Required Vote and Directors’ Recommendation

Ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote for this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted “FOR” ratification of the appointment.

Neither applicable law nor our organizational documents require that our shareholders ratify the appointment of Marcum LLP as our independent registered public accounting firm. However, the Audit Committee believes that it is consistent with good corporate practice to allow shareholders an opportunity to express their views on this appointment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2021.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of any class of a company’s equity securities registered under Section 12 of the Exchange Act to file reports on a timely basis on the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of such equity securities with the SEC. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish those companies copies of all Section 16(a) forms they file.

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis during the year ended December 31, 2020, with the exception of one Form 3 filing by Staci Slaughter, related to Ms. Slaughter’s appointment as an independent director, which was filed three days late on November 18, 2020 and one Form 4 filing in connection with the initial grant of Restricted Share Units to Ms. Slaughter, which was filed eleven days late on November 18, 2020.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the section of this Proxy Statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed so incorporated, unless specifically provided otherwise in such filing.

Shareholder Proposals for 2022 Annual Meeting of Shareholders

Shareholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2022 annual meeting of shareholders must submit their proposals to our Secretary on or before January 3, 2022, which is 120 days before the first anniversary of the date of release of this Proxy Statement, provided that the date of our 2022 annual meeting of shareholders is not more than thirty days before or after the one-year anniversary of the date of the Annual Meeting. SEC rules provide that submitting a proposal does not guarantee its inclusion in such proxy materials.

In accordance with Section 7.10 of our LLC Agreement, for a matter not included in our proxy materials to be properly brought before the 2022 annual meeting of shareholders, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to our Secretary at JMP Group LLC, 600 Montgomery Street, Suite 1100, San Francisco, California 94111 as follows:

1.

If the 2022 annual meeting of shareholders is scheduled to take place within 30 days before or after the first anniversary date of the Annual Meeting, such notice shall be delivered not less than 90 days nor more than 120 days prior to the first anniversary of the date on which we first mail our proxy materials for the Annual Meeting; or

2.

If the date of the 2022 annual meeting of shareholders is changed more than 30 days from the first anniversary date of the Annual Meeting, such notice shall be delivered not later than the close of business on the later of (i) the 90th day prior to the 2022 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2022 annual meeting is first made.

Accordingly, because the first anniversary of the date on which we first mail our proxy materials for the Annual Meeting is May 3, 2022, any such notice given by or on behalf of a shareholder pursuant to Section 7.10 of our LLC Agreement (and not pursuant to SEC Rule 14a-8) must be received no earlier than January 3, 2022 and no later than February 2, 2022 to be timely given unless the date of the annual meeting of our shareholders to be held in 2022 is changed by more than 30 days from the first anniversary date of the Annual Meeting. A shareholder’s notice to the Company must set forth, as to each matter the shareholder proposes to bring before an annual meeting, the information required by our LLC Agreement. For information about director nominations by our shareholders, see “Shareholder Recommendations and Nominations for Membership on our Board of Directors” on page 6 of this Proxy Statement. Nothing in Section 7.10 of our LLC Agreement shall affect the right of a shareholder to request inclusion of a proposal in the proxy statement to the extent that such right is provided by applicable law.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors and employees, including our principal executive officer, principal financial and accounting officer and other employees performing similar functions. A copy of this Code of Business Conduct and Ethics is available in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com.

Reporting of Concerns Regarding Accounting and Other Matters

We have adopted procedures for employees, shareholders, and other interested parties to communicate concerns regarding accounting, internal accounting controls or auditing matters to the Audit Committee of the Board of Directors, and other matters to our independent directors. Such procedures are described in the “Investor Relations—Corporate Governance” section of our website at www.jmpg.com. An independent service provider will initially receive and process communications, which will be forwarded to Company management, who will evaluate and forward to the Audit Committee of the Board of Directors or to our independent directors as appropriate, depending on the facts and circumstances outlined in the communication.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers and other nominee record holders) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single copy of such materials addressed to those shareholders. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our Common Shares in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose shares is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of this Proxy Statement and our 2020 Annual Report has been sent to your address.

We will promptly deliver separate copies of this Proxy Statement and our 2020 Annual Report upon the oral or written request of any shareholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to our Secretary, Walter Conroy, at JMP Group LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111 or by telephone at (415) 835-8900. Shareholders who share an address and receive multiple copies of this Proxy Statement and our 2020 Annual Report may also request to receive a single copy by contacting your bank, broker or other nominee record holder, or you may contact us following the same instructions above.

Communicating with the Board of Directors, the Lead Director or with the Non-Management Members as a Group

Shareholders or other interested parties may communicate with the Board of Directors, any committee or individual member of the Board of Directors, the Lead Director or the non-management members of the Board of Directors, by writing to: Board of Directors, JMP Group LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, Attn: Secretary. All such communications are reviewed by our Secretary and then presented to our Board of Directors, a committee or an individual member of the Board of Directors, the Lead Director or the non-management members of the Board of Directors, as applicable, at the subsequent regularly scheduled meeting of the Board of Directors.

Other Matters

At the date hereof, there are no other matters that the Board of Directors intends to present at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors,

Secretary

San Francisco, California

JMP GROUP LLC
600 MONTGOMERY ST.
SUITE 1100
SAN FRANCISCO, CA 94111

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by JMP Group LLC in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR ALL of the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

1. Election of Directors

Nominees

01) Joseph A. Jolson
02) Craig R. Johnson
03) Carter D. Mack
04) Mark L. Lehmann
05) Glenn H. Tongue
06) Kenneth M. Karmin
07) H. Mark Lunenburg
08) Staci A. Slaughter
09) Jonathan M. Orszag

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. Ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted "FOR ALL" of the nominees listed in Proposal 1 and "FOR" Proposal 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000512570_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned shareholder hereby appoints Joseph A. Jolson, Raymond S. Jackson and Walter Conroy, and each of them individually, as proxies for the undersigned, each with full power of substitution for and in the name of the undersigned, to act for the undersigned and to vote, as designated on the reverse side of this proxy, all of the common shares of JMP Group LLC (the "Company"), which the undersigned is entitled to vote at the 2021 Annual Meeting of Shareholders of the Company, or any adjournment or postponement of the meeting, to be held on June 10, 2021 at 11:00 a.m. Pacific Time, at 600 Montgomery Street, Suite 1100, San Francisco, California 94111, to consider and act upon the matters as designated on the reverse side.

Unless otherwise specified in the boxes and space provided, the proxies shall vote in the election of directors for the nominees listed on the reverse side and for the other proposal listed on the reverse side and shall have discretionary power to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors has established the close of business on April 20, 2021 as the record date for the determination of the shareholders entitled to Notice of Meeting and to vote at this 2021 Annual Meeting of Shareholders.

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE

0000512570_2 R1.0.0.177

Continued and to be signed on reverse side